Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) Lockheed Martin Corporation 2008 Director’s Equity Plan; and (iii) the Lockheed Martin Corporation 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert J. Stevens
ROBERT J. STEVENS Chairman, President, Chief Executive Officer and Director

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) Lockheed Martin Corporation 2008 Director’s Equity Plan; and (iii) the Lockheed Martin Corporation 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce L. Tanner
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

November 20, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) Lockheed Martin Corporation 2008 Director’s Equity Plan; and (iii) the Lockheed Martin Corporation 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Martin T. Stanislav
MARTIN T. STANISLAV Vice President and Controller (Chief Accounting Officer)

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ E.C. Aldridge, Jr.
E.C. ALDRIDGE, JR. Director

November 20, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nolan D. Archibald
NOLAN D. ARCHIBALD Director

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis
JAMES O. ELLIS Director

November 20, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gwendolyn S. King
GWENDOLYN S. KING Director

November 25, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Loy
JAMES M. LOY Director

November 20, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Douglas H. McCorkindale
DOUGLAS H. MCCORKINDALE Director

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph W. Ralston
JOSEPH W. RALSTON Director

November 21, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank Savage
FRANK SAVAGE Director

November 19, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James M. Schneider
JAMES M. SCHNEIDER Director

November 24, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne Stevens
ANNE STEVENS Director

November 20, 2008

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby appoints James B. Comey, Marian S. Block and David A. Dedman, each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection, therewith a Registration Statement or Registration Statements on Form S-3, Form S-8, or other form, and all amendments, including post-effective amendments, thereto, for the purpose of registering under the Securities Act of 1933, as amended, (the “Securities Act”), shares of Lockheed Martin common stock and other securities to be issued under (i) the Lockheed Martin Corporation Direct Invest plan, a direct stock purchase and dividend reinvestment program; (ii) the Lockheed Martin Corporation 2009 Directors Equity Plan; and (iii) the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan, and all matters required by the Securities and Exchange Commission in connection with such registration statements under the Securities Act.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James R. Ukropina
JAMES R. UKROPINA Director

November 18, 2008